LivePerson Announces Commencement of Dual Listing
on the Tel Aviv Stock Exchange

Trading on the TASE commenced Sunday, March 13, 2011

Tel Aviv, Israel & New York, NY – March 13, 2011 – LivePerson, Inc. (NASDAQ: LPSN), a leading provider of online, real-time intelligent engagement solutions, announced today that trading of its common stock has commenced on the Tel Aviv Stock Exchange (“TASE”) under the ticker symbol [LPSN].  LivePerson’s common stock will continue to be listed on the NASDAQ Capital Market in the United States, and LivePerson will remain subject to the rules and regulations of NASDAQ and of the U.S. Securities and Exchange Commission.

 “We are very pleased to welcome LivePerson, a high-end Software-as-a-Service provider, to the Tel Aviv Stock Exchange, where the company joins an increasing number of dual-listed high-tech companies,” said Ester Levanon, CEO of the Tel Aviv Stock Exchange.  “The TASE is the home of Israel’s innovative and growing companies. LivePerson joins some 140 high-tech listed companies, which reflects the strong position of the Tel-Aviv Stock Exchange in the high-tech and biotech industries.”

 “We are very happy to join the TASE with a dual listing,” said Robert LoCascio, LivePerson’s CEO.   “"LivePerson has had a strong connection to the Israeli technology community since we acquired hosted software provider, HumanClick, Ltd. in 2000.  Today, LivePerson has more than 300 employees in its Israel office, which is home to the Company’s technology and customer support operations.  We view our listing on TASE as a logical extension of our strong presence in Israel and our connection to its vibrant technology sector.”

About LivePerson

LivePerson (http://www.solutions.liveperson.com/) is a leading provider of real-time intelligent engagement solutions designed to optimize online conversions, enhance customer service and reduce support costs for companies of all sizes. Connecting businesses and independent experts with consumers seeking help on the Web, LivePerson's hosted software platform creates more relevant, compelling and personalized online experiences. Every month, LivePerson's intelligent platform helps millions of people succeed online; more than 8,500 companies, Cisco, Hewlett-Packard, IBM, Microsoft and Verizon, rely on LivePerson to maximize the impact of the online channel. LivePerson is headquartered in New York City with offices in San Francisco, Atlanta, London and Tel Aviv.

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Safe Harbor Provision

Statements in this press release regarding LivePerson that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change as the quarter and year progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change. Although these expectations may change, we are under no obligation to inform you if they do.  Actual events or results may differ materially from those contained in the projections or forward-looking statements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation:  risks related to our common stock being traded on more than one market, which may result in additional variations in the trading price of our common stock; potential fluctuations in our quarterly and annual results; the adverse effect that the global recession may have on our business; competition in the real-time sales, marketing, customer service and online engagement solutions market; risks related to the operational integration of acquisitions; risks related to new regulatory or other legal requirements that could materially impact our business; risks related to our international operations, particularly our operations in Israel, and the civil and political unrest in that region; impairments to goodwill that result in significant charges to earnings; volatility of the value of certain currencies in relation to the US dollar, particularly the New Israeli Shekel, U.K. pound and Euro;  continued use by our clients of the LivePerson services and their purchase of additional services; responding to rapid technological change and changing client preferences; technology systems beyond our control and technology-related defects that could disrupt the LivePerson services; privacy concerns relating to the Internet that could result in new legislation or negative public perception; risks related to the regulation or possible misappropriation of personal information; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties.  This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by us with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.